UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The bylaws of Marriott International, Inc. (“Marriott”) provide that the fiscal year of Marriott shall be fixed by the resolution of the board of directors (the “Board”). On May 4, 2012, the Board approved a resolution changing Marriott’s financial reporting to a calendar year end beginning with the 2013 fiscal year. Marriott’s 2013 fiscal year will begin on December 29, 2012 (the day after the end of the 2012 fiscal year) and will end on December 31, 2013. Subsequent fiscal years will begin on January 1 and end on December 31. Marriott’s quarterly results will be for three month periods ending March 31, June 30, September 30, and December 31, except that the period ending March 31, 2013 will also include December 29, 2012 through December 31, 2012. The company believes these changes will allow the simplification of transaction and reporting processes to support future growth. Historical results will not be restated.

Historically (and continuing for the 2012 fiscal year) Marriott’s fiscal year was a 52-53 week fiscal year that ended on the Friday nearest to December 31. Historically (and continuing for the 2012 fiscal year) Marriott’s quarterly results were for twelve week periods for the first, second, and third quarters and for a sixteen week period (or in some cases a seventeen week period) for the fourth quarter.

Marriott’s Form 10-K for the 2013 fiscal year will include the period from December 29, 2012 to December 31, 2012. This period will also be included in Marriott’s Form 10-Q for the quarterly period ending March 31, 2013. A copy of Marriott’s press release is attached as Exhibit 99 and is incorporated by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2012, Marriott held its Annual Meeting of Shareholders. At the Annual Meeting, shareholders considered: 1) the election of the ten director nominees named in the proxy statement; 2) the ratification of the independent registered public accounting firm for fiscal 2012; and 3) an advisory resolution to approve the compensation of Marriott’s named executive officers. Marriott’s shareholders voted as follows on these matters:

1.	Marriott’s shareholders elected the ten director nominees named in the proxy statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
J.W. Marriott, Jr.	2,598,807,260	65,608,330	1,723,750	270,657,180
John W. Marriott III	2,601,567,960	62,681,990	1,889,390	270,657,180
Mary K. Bush	2,598,657,270	63,755,760	3,726,310	270,657,180
Lawrence W. Kellner	2,649,626,950	13,480,560	3,031,830	270,657,180
Debra L. Lee	2,639,117,530	23,186,380	3,835,430	270,657,180
George Muñoz	2,650,329,820	12,736,710	3,072,810	270,657,180
Harry J. Pearce	2,599,169,870	63,789,500	3,179,970	270,657,180
Steven S Reinemund	2,598,807,400	63,606,740	3,725,200	270,657,180
Lawrence M. Small	2,595,540,610	67,329,720	3,269,010	270,657,180
Arne M. Sorenson	2,648,247,790	15,101,770	2,789,780	270,657,180

2.	Marriott’s shareholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal 2012 with the following votes:

FOR	AGAINST	ABSTAIN
2,924,292,280	9,588,910	2,915,330

3.	Marriott’s shareholders approved the advisory resolution to approve the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
2,326,887,770	329,455,500	9,796,070	270,657,180

ITEM 8.01	Other Events.

On May 4, 2012 the Board declared a quarterly cash dividend of thirteen cents ($0.13) per share of common stock. The dividend is payable on June 22, 2012 to shareholders of record on May 18, 2012. A copy of Marriott’s press release is attached as Exhibit 99 and is incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

Exhibit 99 - Press release issued on May 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 8, 2012	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated May 4, 2012.

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